EXHIBIT 99.1

                    CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                         PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-Q of RAMTRON
INTERNATIONAL CORPORATION for the quarter ended March 31, 2003, I,
LuAnn D. Hanson, Chief Financial Officer and Vice President of Finance of RAMTRON INTERNATIONAL CORPORATION, hereby certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

    (1) such Quarterly Report on Form 10-Q of RAMTRON INTERNATIONAL CORPORATION for the quarter March 31, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) the information contained in such Quarterly Report on Form 10-Q of RAMTRON INTERNATIONAL CORPORATION for the quarter and three months ended March 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of RAMTRON INTERNATIONAL CORPORATION.


By:  /S/ LuAnn D. Hanson
    ------------------------
    LUANN D. HANSON
    Chief Financial Officer and
    Vice President of Finance

May 14, 2003

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